Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of     11/16/98
Collection Period ending 10/31/98

A.               Original Deal Parameter Inputs
------------------------------------------------------------------------------------------------------
(A)              Closing Date of the Transaction                                             12/23/97
(B)              Initial Pool Balance                                                 $132,290,934.46
(C)              Initial Class A-1 Note Balance                                        $20,000,000.00
(D)              Initial Class A-2 Note Balance                                        $31,000,000.00
(E)              Initial Class A-3 Note Balance                                        $29,000,000.00
(F)              Initial Class A-4 Note Balance                                        $16,192,000.00
(G)              Initial Certificate Balance                                           $36,098,934.46
(H)              Class A-1 Rate                                                              5.85625%
                 Class A-2 Rate                                                              6.19000%
(J)              Class A-3 Rate                                                              6.22000%
(K)              Class A-4 Rate                                                              6.26000%
(L)              Pass-Through Rate                                                           6.26000%
(M)              Servicing Fee Rate                                                             2.50%
(N)              Security Insurer's Premium                                                     0.45%
(O)              Trust Collateral Agent Rate                                                    0.02%
(P)              Original Weighted Average Coupon (WAC)                                        18.58%
(Q)              Original Weighted Average Remaining Term (WAM)                                    46
(R)              Number of Contracts                                                           11,438
(S)              Spread Account
                 (i)  Spread Account Initial Deposit Percentage                                 4.00%
                 (ii) Spread Account Initial Deposit in Cash                            $5,679,452.00

B.               Inputs from Previous Monthly Servicer Reports
-----------------------------------------------------------------------------------------------------
(A)              Trust Receivables
                 (i)   Pool Balance                                                    $90,908,785.02
                 (ii)  Pool Factor                                                          0.6871883
(B)              Class A-1 Notes
                 (i)   Pool Balance                                                             $0.00
                 (ii)  Pool Factor                                                          0.0000000
(C)              Class A-2 Notes
                 (i)   Pool Balance                                                    $20,997,941.65
                 (ii)  Pool Factor                                                          0.6773530
(D)              Class A-3 Notes
                 (i)   Pool Balance                                                    $29,000,000.00
                 (ii)  Pool Factor                                                          1.0000000
(E)              Class A-4 Notes
                 (i)   Pool Balance                                                    $16,192,000.00
                 (ii)  Pool Factor                                                          1.0000000
(F)              Certificates
                 (i)   Pool Balance                                                    $24,718,843.36
                 (ii)  Pool Factor                                                          0.6847527
(G)              Carryover Shortfall
                 (i)    Class A-1 Interest Carryover Shortfall                                  $0.00
                 (ii)   Class A-1 Principal Carryover Shortfall                                 $0.00
                 (iii)  Class A-2 Interest Carryover Shortfall                                  $0.00
                 (iv)   Class A-2 Principal Carryover Shortfall                                 $0.00
                 (v)    Class A-3 Interest Carryover Shortfall                                  $0.00
                 (vi)   Class A-3 Principal Carryover Shortfall                                 $0.00
                 (vii)  Class A-4 Interest Carryover Shortfall                                  $0.00
                 (viii) Class A-4 Principal Carryover Shortfall                                 $0.00
                 (ix)   Certificate Interest Carryover Shortfall                                $0.00
                 (x)    Certificate Principal Carryover Shortfall                               $0.00
(H)              Spread Account Balance                                                 $9,090,878.50
(I)              Unpaid Balance of Prior Draws Owed to Surety Provider
(J)              Delinquency Ratio Test
                 (i)  Second Preceding Monthly Period                                           8.05%
                 (ii) Preceding Monthly Period                                                  8.50%
(K)              Default Rate Test
                 (i)  Second Preceding Monthly Period                                          14.93%
                 (ii) Preceding Monthly Period                                                 16.91%
(L)              Net Loss Rate Test
                 (i)  Second Preceding Monthly Period                                           5.95%
                 (ii) Preceding Monthly Period                                                 10.92%
(M)              Weighted Average Coupon of Remaining Portfolio (WAC)                          18.60%
(N)              Weighted Average Remaining Term of Remaining Portfolio (WAM)                   38.42
(O)              Number of Contracts                                                            9,206


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of     11/16/98
Collection Period ending 10/31/98

C.               Inputs from the System
-----------------------------------------------------------------------------------------------------
(A)              Trust Receivables
                 (i)   Principal Payments Received                                    $2,817,065.73
                 (ii)  Interest Payments Received                                     $1,355,116.77
                 (iii) Cram Down Losses                                                   $8,277.39
                 (iv)  Late Fees                                                         $12,708.23
                 (v)   Mandatory Redemption                                                   $0.00
                 (vi)  Other Fees                                                        $18,043.41
                 (vii) Other  Funds Collected                                           ($41,756.09)
(B)              Liquidated Receivables
                 (i)   Principal Balance of Liquidated Receivables                      $818,898.45
                 (ii)  Interest Due and Unpaid on the Liquidated Receivables                   0.00
                 (iii) Number of Liquidated Receivables                                         107
(C)              Liquidation Proceeds
                 (i)   Allocated to Interest                                            ($36,703.60)
                 (ii)  Allocated to Principal                                           $393,794.82
                 (iii) Allocated to Fees                                                 $22,179.21
(D)              Recoveries
                 (i)   Allocated to Principal and Interest                               $81,950.73
                 (ii)  Allocated to Fees                                                  $5,925.47
(E)              Purchased Receivables
                 (i)   Principal Portion of the Purchase Amount                               $0.00
                 (ii)  Interest Portion of the Purchase Amount                                $0.00
                 (iii) Number of Purchased Receivables                                            0
(F)              Adjustment to Prior Month Certificate                                        $0.00
(G)              Floating Rate Interest Accrual Period                                           32
(H)              Fixed Rate Interest Accrual Period                                              30
(I)              Weighted Average Coupon of Remaining Portfolio (WAC)                        18.60%
(J)              Weighted Average Remaining Maturity of Remaining Portfolio (WAM)             37.49
(K)              Remaining Number of Contracts                                                8,961
(L)              Defaulted Receivables
                 (i)   Principal Amount of Defaulted Receivables                      $1,561,588.71
                 (ii)  Number of Defaulted Receivables                                          141
(M)              31 Days or More Delinquent Purchased Receivables                             $0.00
(N)              Delinquent Receivables                                    Contracts         Amount
                                                                           --------------------------
                 (i)   30-59 Days Delinquent                                   483    $5,047,314.82
                 (ii)  60-89 Days Delinquent                                   147    $1,614,693.66
                 (iii) 90 Days or More Delinquent                                0            $0.00
(O)              Owner Trustee and Indenture Trustee Fee not Paid by Servicer **            $208.33
(P)              Occurrence of an Event of Default                                               NO
(Q)              Occurrence of an Insurance Event of Default                                     NO
(R)              Principal Balance of Loans Extended During the Period                $2,734,276.11
(S)              Number of Accounts Extended During the Period                                  240


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of     11/16/98
Collection Period ending 10/31/98

I.               Total Distribution Amount
-----------------------------------------------------------------------------------------------------
(A)              Regular Principal Distribution Amount                                $4,038,036.39
(B)              Realized Losses                                                        $827,175.84
(C)              Interest Distribution Amount                                         $1,400,363.90
(D)              Fees Collected                                                          $17,100.23
(E)              Investment Earnings on Collection Account                               $12,334.18
(F)              Total Distribution Amount                                            $4,640,658.86
                                                                                          12,334.18
II.              Draw on Credit Enhancements
-----------------------------------------------------------------------------------------------------
(A)              Withdrawals from Spread Account                                      $1,239,409.98
(B)              Draw on the Insurance Policy                                                 $0.00
(C)              Total Draw on Credit Enhancement                                     $1,239,409.98

III.             Monthly Distributions & Direction to Trustee
-----------------------------------------------------------------------------------------------------
(A)              Servicing Fees                                                         $260,583.80
                        Base Servicing Fee                            $189,393.30
                        Supplemental Servicing Fee                     $71,190.50
(B)              Fees Paid to Trust Collateral Agent                                      $1,515.15
(C)              Fees Paid to Owner Trustee                                                 $208.33
(D)              Class A-1 Interest Distributable Amount                                      $0.00
(E)              Class A-2 Interest Distributable Amount                                $108,314.38
(F)              Class A-3 Interest Distributable Amount                                $150,316.67
(G)              Class A-4 Interest Distributable Amount                                 $84,468.27
(H)              Class A-1 Monthly Principal Distributable Amount:                            $0.00
(I)              Class A-2 Monthly Principal Distributable Amount:                    $2,927,576.38
(J)              Class A-3 Monthly Principal Distributable Amount:                            $0.00
(K)              Class A-4 Monthly Principal Distributable Amount:                            $0.00
(L)              Certificateholders' Interest Distributable Amount:                     $128,949.97
(M)              Certificateholders' Principal Distributable Amount                   $1,110,460.01
(N)              Monthly Security Insurer's Premium                                      $23,723.39
(O)              Monthly Security Insurer's Premium Supplement                                $0.00
(P)              Unreimbursed prior draws on the Insurance Policy                             $0.00
(Q)              Deposits into the Spread Account                                     $1,083,952.49
(R)              Withdrawals from the Spread Account                                  $1,239,409.98
(S)              All remaining amount to the Collateral Agent                                 $0.00

IV.              Carryover Shortfall Accounts
-----------------------------------------------------------------------------------------------------
                                                                         BOP                EOP

(A)              Class A-1 Interest Carryover Shortfall                     $0.00             $0.00
(B)              Class A-1 Principal Carryover Shortfall                    $0.00             $0.00
(C)              Class A-2 Interest Carryover Shortfall                     $0.00             $0.00
(D)              Class A-2 Principal Carryover Shortfall                    $0.00             $0.00
(E)              Class A-3 Interest Carryover Shortfall                     $0.00             $0.00
(F)              Class A-3 Principal Carryover Shortfall                    $0.00             $0.00
(G)              Class A-4 Interest Carryover Shortfall                     $0.00             $0.00
(H)              Class A-4 Principal Carryover Shortfall                    $0.00             $0.00
(I)              Certificate Interest Carryover Shortfall                   $0.00             $0.00
(J)              Certificate Principal Carryover Shortfall                  $0.00             $0.00

V.               Pool Balance and Portfolio Information
-----------------------------------------------------------------------------------------------------
                                                                         BOP                EOP

(A)              Pool Balance                                      $90,908,785.02    $86,870,748.63
(B)              Pool Factor                                            0.6871883         0.6566644
(C)              Balance of the Class A-1 Notes                             $0.00             $0.00
(D)              Note Pool Factor of Class A-1 Notes                    0.0000000         0.0000000
(E)              Balance of the Class A-2 Notes                    $20,997,941.65    $18,070,365.27
(F)              Note Pool Factor of Class A-2 Notes                    0.6773530         0.5829150
(G)              Balance of the Class A-3 Notes                    $29,000,000.00    $29,000,000.00
(H)              Note Pool Factor of Class A-3 Notes                    1.0000000         1.0000000
(I)              Balance of the Class A-4 Notes                    $16,192,000.00    $16,192,000.00
(J)              Note Pool Factor of Class A-4 Notes                    1.0000000         1.0000000
(K)              Certificate Balance                               $24,718,843.36    $23,608,383.35
(L)              Certificate Pool Factor                                0.6847527         0.6539911

                 Wilmington Trust fee of $2,500 annually


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of     11/16/98
Collection Period ending 10/31/98

VI.              Spread Account Information
-----------------------------------------------------------------------------------------------------
(A)              Beginning Balance                                                    $9,090,878.50
(B)              Required Spread Account Balance (Requisite Amount)                   $8,687,074.86
(C)              Deposit into Spread Account                                          $1,083,952.49
(D)              Investment Earnings on Spread Account                                   $37,937.56
(E)              Spread Account Released to Collection Account                        $1,239,409.98
(F)              Spread Account Released to Seller                                      $286,283.71
(G)              Ending Balance                                                       $8,687,074.86

VII.             Unreimbursed Draws on the Insurance Policy
-----------------------------------------------------------------------------------------------------
(A)              Beginning Balance                                                            $0.00
(B)              Reimbursement of Prior Draws                                                 $0.00
(C)              Current Unpaid Insurance Premium                                             $0.00
(D)              Additional Draws on the Insurance Policy                                     $0.00
(E)              Ending Balance                                                               $0.00

VIII.            Portfolio Performance Tests
-----------------------------------------------------------------------------------------------------
(A)              Delinquency Ratio
                 (i)   Second Preceding Monthly Period                                        8.05%
                 (ii)  Preceding Monthly Period                                               8.50%
                 (iii) Current Monthly Period                                                 7.67%
                 (iv)  3 Month Rolling Average                                                8.07%
                 (v)   Delinquency Trigger Indicator (12%)  (15%) INS                            NO
(B)              Default Rate
                 (i)   Second Preceding Monthly Period                                       14.93%
                 (ii)  Preceding Monthly Period                                              16.91%
                 (iii) Current Monthly Period                                                21.08%
                 (iv)  3 Month Rolling Average                                               17.64%
                 (v)   Default Trigger Indicator (25.50%) (32.50%) INS                           NO
(C)              Net Loss Rate
                 (i)   Second Preceding Monthly Period                                        5.95%
                 (ii)  Preceding Monthly Period                                              10.92%
                 (iii) Current Monthly Period                                                10.06%
                 (iv)  3 Month Rolling Average                                                8.98%
                 (v)   Net Loss Trigger Indicator (13.50%) (17%) INS                             NO
(D)              Trigger Event as of prior Determination Date cured
                 as of this Determination Date                                                  N/A
IX.              Other Information
-----------------------------------------------------------------------------------------------------
(A)              Servicing Fee due but unpaid                                                 $0.00
(B)              Aggregate Realized Losses for the second Preceding Period                    $0.00
(C)              Deficiency Claim determined                                                     NO
(D)              Listing of Warranty Receivables and Administrative Receivables                 N/A
(E)              Listing of Receivables which became Liquidated Receivables    under separate cover
(F)              Listing of Receivables which Paid in Full                     under separate cover



Date:                                                  11/09/98

LSI FINANCIAL GROUP, as Subservicer

/S/ Illegible                                             VP
-----------------------------------------------------------------
Officer                                                  Title

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of     11/16/98
Collection Period ending 10/31/98

Distribution Date                                                                          11/16/98
(1)  The amount of the distribution allocable to interest on the Class A-1 Notes
     (Per $1,000 of initial principal amount of Class A-1 Notes):                             $0.00

(2)  The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes (Per $1,000 of initial principal amount of Class A-1
     Notes):                                                                                  $0.00

(3)  The amount of the distribution allocable to interest on the Class A-2 Notes
     (Per $1,000 of initial principal amount of Class A-2 Notes):                             $3.49

(4)  The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes (Per $1,000 of initial principal amount of Class A-2
     Notes):                                                                                  $0.00

(5)  The amount of the distribution allocable to principal of the Class A-1
     Notes (Per $1,000 of initial principal amount of Class A-1 Notes):                       $0.00

(6)  The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes (Per $1,000 of initial principal amount of Class A-1
     Notes):                                                                                  $0.00

(7)  The amount of the distribution allocable to principal of the Class A-2
     Notes (Per $1,000 of initial principal amount of Class A-2 Notes):                      $94.44

(8)  The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes (Per $1,000 of initial principal amount of Class A-2
     Notes):                                                                                  $0.00

(9)  The amount of the distribution allocable to interest on the Certificates
     (Per $1,000 of initial principal amount of Certificates):                                $3.57

(10) The amount of the Certificateholders' Interest Carryover Shortfall (Per
     $1,000 of initial principal amount of Certificates):                                     $0.00

(11) The amount of the distribution allocable to principal of the Certificates
     (Per $1,000 of initial principal amount of Certificates):                               $30.76

(12) The amount of the Certificateholders' Principal Carryover Shortfall (Per
     $1,000 of initial principal amount of Certificates):                                     $0.00

(13) The amount, if any, of the distribution payable pursuant to a claim under the Policy (Per $1,000 of initial principal amount of Notes &
     Certificates):                                                                           $0.00

(14) The aggregate outstanding principal balance of Class A-1 Notes after giving
     effect to all payments reported under (3) above on such date:                            $0.00

(15) The aggregate outstanding principal balance of Class A-2 Notes after giving
     effect to all payments reported under (4) above on such date:                   $18,070,365.27

(16) The aggregate outstanding principal balance of Class A-3 Notes after giving
     effect to all payments reported under (4) above on such date:                   $29,000,000.00

(17) The aggregate outstanding principal balance of Class A-4 Notes after giving
     effect to all payments reported under (4) above on such date:                   $16,192,000.00

(16) The aggregate outstanding principal balance of Certificates after giving
     effect to all payments reported under (6) above on such date:                   $23,608,383.35

(17) The Note Pool Factor for the Class A-1 Notes after giving effect to all
     payments reported under (3) above on such date:                                      0.0000000

(19) The Note Pool Factor for the Class A-2 Notes after giving effect to all
     payments reported under (4) above on such date:                                      0.5829150

(20) The Note Pool Factor for the Class A-3 Notes after giving effect to all
     payments reported under (4) above on such date:                                      1.0000000

(21) The Note Pool Factor for the Class A-4 Notes after giving effect to all
     payments reported under (4) above on such date:                                      1.0000000

(22) The Certificates Pool Factor for the Certificates after giving effect to
     all payments reported under (6) above on such date:                                  0.6539911

(23) The Pool Balance as of the close of business on the last day of the related
     Collection Period:                                                              $86,870,748.63

(24) The Pool Factor as of the close of business on the last day of the related
     Collection Period:                                                                   0.6566644

(25) The amount of the Servicing Fee and the amount of any fees paid to the
     Owner Trustee or the Indenture Trustee from monies on deposit in the
     Collection Account:                                                                $260,792.13


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of     11/16/98
Collection Period ending 10/31/98


(26) The amount of the Servicing Fee paid and/or due but unpaid (Per $1,000 of
     initial Pool Balance):                                                                   $1.97

(27) The amount of any deposit to the Spread Account:                                 $1,083,952.49

(28) The amount and application of any funds withdrawn from the Spread Account:       $1,525,693.69

(29) The amount on deposit in the Spread account (Cash & Receivables) after giving effect to all distributions to and withdrawals from the Spread
     Account on such date:                                                            $8,687,074.86

(30) The amount of aggregate Realized Losses, if any, for the related Collection
     Period:                                                                            $827,175.84

(31) The amount of Cram Down Losses, if any, for the related Collection Period:           $8,277.39

(32) The aggregate principal balance of all Receivables that became Liquidated
     Receivables during the related Collection Period:                                  $818,898.45

(33) The aggregate principal balance of all Receivables that became Purchased
     Receivables during the related Collection Period:                                        $0.00

(34) The aggregate Purchase Amounts for Receivables, if any, that were purchased
     during or with respect to such Collection Period:                                        $0.00

(35) The aggregate principal balance of Receivables that are 31 to 59 days
     delinquent:                                                                      $5,047,314.82

(36) The aggregate principal balance of Receivables that are 60 to 89 days
     delinquent:                                                                      $1,614,693.66

(37) The aggregate principal balance of Receivables that are 90 days or more
     delinquent:                                                                              $0.00

(38) The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(39) Change in the Class A-1 Notes Interest Carryover Shortfall Balance, if any,
     after giving effect to payment on such Distribution Date:                                $0.00

(40) The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(41) Change in the Class A-1 Notes Principal Carryover Shortfall Balance, if
     any, after giving effect to payment on such Distribution Date:                           $0.00

(42) The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(43) Change in the Class A-2 Notes Interest Carryover Shortfall Balance, if any,
     after giving effect to payment on such Distribution Date:                                $0.00

(44) The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(45) Change in the Class A-2 Notes Principal Carryover Shortfall Balance, if
     any, after giving effect to payment on such Distribution Date:                           $0.00

(46) The Class A-3 Notes Interest Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(47) Change in the Class A-3 Notes Interest Carryover Shortfall Balance, if any,
     after giving effect to payment on such Distribution Date:                                $0.00

(48) The Class A-3 Notes Principal Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(49) Change in the Class A-3 Notes Principal Carryover Shortfall Balance, if
     any, after giving effect to payment on such Distribution Date:                           $0.00

(50) The Class A-4 Notes Interest Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(51) Change in the Class A-4 Notes Interest Carryover Shortfall Balance, if any,
     after giving effect to payment on such Distribution Date:                                $0.00

(52) The Class A-4 Notes Principal Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(53) Change in the Class A-4 Notes Principal Carryover Shortfall Balance, if
     any, after giving effect to payment on such Distribution Date:                           $0.00

(54) The Certificates Interest Carryover Shortfall Balance, if any, after giving
     effect to payments on such Distribution Date:                                            $0.00

(55) Change in the Certificates Interest Carryover Shortfall Balance, if any,
     after giving effect to payment on such Distribution Date:                                $0.00

(56) The Certificates Principal Carryover Shortfall Balance, if any, after
     giving effect to payments on such Distribution Date:                                     $0.00

(57) Change in the Certificates Principal Carryover Shortfall Balance, if any,
     after giving effect to payment on such Distribution Date:                                $0.00
